SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported): January 1, 2004


                CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION

               (Exact Name of Registrant as Specified in Charter)

              on behalf of Public Credit and Repackaged SecuritiesSM
                           (PCARS)SM Trust Series 2001-1

  Delaware                          1-16709                13-4182182
  (State or Other Jurisdiction      (Commission            (IRS Employer
  of Incorporation)                 File Number)         Identification No.)


85 Broad Street, New York, New York                           10004
(Address of Principal Executive Offices)                    (Zip Code)

      Registrant's telephone number, including area code: (212) 902-1000

                                  Explanatory Note

The Registrant is the depositor (the "Depositor") under the Trust Agreement for Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Series 2001-1
(the "Trust") with Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1 (the "Certificates") issued by the Trust do not represent obligations of or interests in the Depositor or the Trustee, but represent beneficial interests in the property of the Trust, which principally consists of Allstate Financing II 7.83% Capital Securities issued by Allstate Capital II and fully and unconditionally guaranteed by the Allstate Corporation (the "Security Guarantor").

The Security Guarantor is subject to the informational requirements of the Securities Exchange Act, and in accordance with those requirements files reports and other information (including financial information) with the Securities and Exchange Commission (SEC). Those reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W. Washington, D.C. 20549, and at the SEC's regional office located at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of those materials can be obtained by making a written request to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. The SEC also maintains a site on the world wide web at "http://www.sec.gov" where users can view and download copies of reports, proxy information, statements and other information filed electronically. The common stock of the Security Guarantor is also listed on the New York Stock Exchange and such reports and other information can be inspected at the offices of the New York Stock Exchange.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.


Trustee's Report with respect to the January 1, 2004 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1






































                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT AND ASSET REPACKAGING
                                            VEHICLE CORPORATION
                                            on behalf of Public Credit and
                                            Repackaged SecuritiesSM (PCARS)SM
                                            Trust Series 2001-1


Date:  January 2, 2004     By:   /s/ Ram Sundaram
                             ------------------------------------------------
                           Name: Ram Sundaram
                           Title: President








EXHIBIT INDEX

Exhibit

99. Trustee's Report with respect to the Janaury 1, 2004 Distribution Date for the Public Credit and Repackaged SecuritiesSM
         (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1
















                                   Exhibit 99

To the Holders of

Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1, CUSIP: 744393208 (the "Certificates")

Wells Fargo Bank Minnesota, National Association, as Trustee for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Series 2001-1, hereby gives notice with respect to the Distribution occurring on January 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per Certificate, is as set forth below:

 Principal       Interest                Premium           Total Distribution
 ---------      ---------                -------           ------------------
$0.00           $0.14895833778          $0.00                   $0.14895833778

2.   The applicable interest rate: 7.15%

3. The aggregate stated principal amount of the Securities as of such Distribution Date was $26,000,000.00. The interest rate applicable to the Securities for the immediately following Security Accrual Period is 7.83%

4. The amounts received by the Trustee in respect of the Securities during the immediately preceding Security Accrual Period was $1,017,900.00.

5. The amounts paid by the Trustee to the Swap Counterparty under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $1,017,900.00.

6. The amounts received by the Trustee as payments under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $167,578.13

7. The Principal Balance at the close of business on the Business Day immediately preceding the Distribution Date was $28,125,000.00

8. The current ratings of the Certificates and the Securities are "A2" by Moody's Investors and "A-" by Standard & Poor's.

9. There was no cumulative amount of Extraordinary Trust Expenses, as of the Distribution Date.

          Wells Fargo Bank Minnesota, National Association, as Trustee